Exhibit 10.5
ATMEL CORPORATION
2005 STOCK PLAN
(AS AMENDED AND RESTATED AUGUST 14, 2008)
NOTICE OF GRANT OF STOCK OPTION
     Unless otherwise defined herein, the terms defined in the Atmel Corporation 2005 Stock Plan (the “Plan”) shall have the same defined meanings in this Notice of Grant of Stock Option (the “Notice of Grant”).
     Name:
     Address:
     You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Notice of Grant and the Stock Option Agreement, attached hereto as Exhibit A (together, the “Award Agreement”), as follows:

Grant Number

Grant Date

Vesting Commencement Date

Exercise Price per Share	$

Total Number of Shares Granted

Total Exercise Price	$

Type of Option:	___ Incentive Stock Option

___ Nonstatutory Stock Option

Term/Expiration Date:

Vesting Schedule:
     This Option may be exercised, in whole or in part, in accordance with the following schedule:
     [— of the Shares subject to the Option shall vest — after the Vesting Commencement Date, and — of the Shares subject to the Option will vest on the last day of each — thereafter, subject to the Participant continuing to be a Service Provider through each such dates.]

     Termination Period:
     This Option will be exercisable for ninety (90) days after Optionee ceases to be a Service Provider to the extent it has vested as of such date; provided, however, that if Optionee ceases to be a Service Provider as the result of his or her death or Disability, this Option may be exercised for one (1) year after Optionee ceases to be a Service Provider to the extent it has vested as of such date. In no event may Optionee exercise this Option after the Term/Expiration Date as provided above and may be subject to earlier termination as provided in Section 16(c) of the Plan.
     By Optionee’s signature and the signature of the Company’s representative below, Optionee and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Award Agreement. Optionee has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of the Plan and Award Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Award Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:	ATMEL CORPORATION

Signature	By

Print Name	Title

DATED:

Residence Address

EXHIBIT A
ATMEL CORPORATION
2005 STOCK PLAN
(AS AMENDED AND RESTATED AUGUST 14, 2008)
STOCK OPTION AGREEMENT
     1. Grant of Option. The Administrator of the Company hereby grants to the Optionee named in the Notice of Grant (the “Optionee”) an option (the “Option”) to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the “Exercise Price”), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 18(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Award Agreement, the terms and conditions of the Plan shall prevail. Capitalized terms used and not defined in this Award Agreement shall have the meaning set forth in the Plan.
          If designated in the Notice of Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option (“NSO”).
     2. Exercise of Option.
          (a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Award Agreement.
          (b) Method of Exercise. This Option is exercisable in a manner and pursuant to such procedures as the Administrator may determine, which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan (the “Exercise Notice”). The Exercise Notice shall be completed by the Optionee and delivered to Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares, together with any applicable withholding taxes. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price, together with any applicable withholding taxes.
          No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

     3. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:
          (a) cash; or
          (b) check; or
          (c) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; or
          (d) with the Administrator’s consent, surrender of other Shares, provided that such Shares (i) in the case of Shares acquired from the Company, have been vested and owned by the Optionee for more than six (6) months on the date of surrender, AND (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.
     4. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Award Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.
     5. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Award Agreement. Tax Obligations.
     6. Tax Obligations.
          (a) Withholding Taxes. Notwithstanding any contrary provision of this Award Agreement, no certificate representing the Shares shall be issued to Optionee, unless and until satisfactory arrangements (as determined by the Administrator) shall have been made by Optionee with respect to the payment of income, employment and other taxes which the Company determines must be withheld with respect to such Shares. Optionee agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements applicable to the Option exercise. Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.
          (b) Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Grante Date, or (2) the date one year after the date of exercise, the Optionee will immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.
     7. Rights as a Stockholder. Neither Optionee nor any person claiming under or through Optionee shall have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Optionee. After such issuance, recordation and delivery, Optionee shall have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.
     8. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, without regard to the choice of law rules, of the State of California.
     9. No Guarantee of Continued Service. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.
     10. Address for Notices. Any notice to be given to the Company under the terms of this Award Agreement shall be addressed to the Company at Atmel Corporation, Attention: Stock Administration Department, 2325 Orchard Parkway, San Jose, CA 95131, or at such other address as the Company may hereafter designate in writing.
     11. Binding Agreement. Subject to the limitation on the transferability of this grant contained herein, this Award Agreement shall be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.
     12. Additional Conditions to Issuance of Stock. The Company will not be required to issue any certificate or certificates for Shares hereunder prior to fulfillment of all the following conditions: (a) the admission of such Shares to listing on all stock exchanges on which such class of stock is then listed; (b) the completion of any registration or other qualification of such Shares under any U.S. state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Administrator will, in its absolute discretion, deem necessary or advisable; (c) the obtaining of any approval or other clearance from any U.S. state or federal governmental agency, which the Administrator will, in its absolute discretion, determine to be necessary or advisable; and (d) the lapse of such reasonable period of time following the date of exercise as the Administrator may establish from time to time for reasons of administrative convenience.

     13. Administrator Authority. The Administrator shall have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Shares subject to the Option have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon Optionee, the Company and all other interested persons. The Administrator shall not be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement.
     14. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to Options awarded under the Plan or future Options that may be awarded under the Plan by electronic means or request Optionee’s consent to participate in the Plan by electronic means. Optionee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or another third party designated by the Company.
     15. Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Award Agreement.
     16. Agreement Severable. In the event that any provision in this Award Agreement shall be held invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Award Agreement.
     17. Amendment, Suspension or Termination of the Plan. Optionee understands that the Plan is discretionary in nature and may be amended, suspended or terminated by the Company at any time.

ATMEL CORPORATION
2005 STOCK PLAN
(AS AMENDED AND RESTATED AUGUST 14, 2008)
NOTICE OF GRANT OF RESTRICTED STOCK UNITS
FOR U.S. EMPLOYEES
     Unless otherwise defined herein, the terms defined in the Atmel Corporation 2005 Stock Plan (the “Plan”) shall have the same defined meanings in this Notice of Grant of Restricted Stock Units (the “Notice of Grant”).
     Name:
     Address:
     You have been granted an Award of restricted stock units (“Restricted Stock Units”), subject to the terms and conditions of the Plan and this Notice of Grant and the Restricted Stock Unit Agreement, attached hereto as Exhibit A (together, the “Award Agreement”), as follows:

Grant Number

Grant Date

Number of Restricted Stock Units:

Vesting Commencement Date:

Vesting Schedule:
     The Restricted Stock Units will vest, in whole or in part, in accordance with the following schedule:
     [— of the Restricted Stock Units subject to this Award shall vest — after the Vesting Commencement Date, and — of the Restricted Stock Units subject to this Award will vest on the last day of each — thereafter, subject to the Participant continuing to be a Service Provider through each such dates.]
     Your signature below indicates your agreement and understanding that this Award is subject to and governed by the terms and conditions of the Plan and this Award Agreement. For example, important additional information on vesting and forfeiture of the Restricted Stock Units is contained in paragraphs 3 through 5 of Exhibit A. PLEASE BE SURE TO READ ALL OF EXHIBIT A, WHICH CONTAINS THE SPECIFIC TERMS AND CONDITIONS OF THIS AWARD AGREEMENT. You further represent that you have reviewed the Plan and this Award Agreement in their entirety, have had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understand all provisions of the Plan and Award Agreement. You hereby agree to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Award Agreement. You further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT:	ATMEL CORPORATION

Signature	By

Print Name	Title

DATED:

Residence Address

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EXHIBIT A
ATMEL CORPORATION
2005 STOCK PLAN
(AS AMENDED AND RESTATED AUGUST 14, 2008)
RESTRICTED STOCK UNIT AGREEMENT
FOR U.S. EMPLOYEES
     1. Grant. The Company hereby grants to the Participant under the Plan an Award of Restricted Stock Units, subject to all of the terms and conditions in this Award Agreement and the Plan. When Shares are paid to the Participant in payment for vested Restricted Stock units, par value will be deemed paid by the Participant for each Restricted Stock Unit by services rendered by the Participant to the Company, and will be subject to the appropriate tax withholdings.
     2. Company’s Obligation to Pay. Each Restricted Stock Unit has a value equal to the Fair Market Value of a Share on the date it vests. Unless and until the Restricted Stock Units will have vested in the manner set forth in paragraphs 3 and 4, the Participant will have no right to payment of any such Restricted Stock Units. Prior to actual payment of any vested Restricted Stock Units, such Restricted Stock Units will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company. Payment of any vested Restricted Stock Units will be made in whole Shares only.
          Vesting Schedule. Subject to paragraph 4, the Restricted Stock Units awarded by this Award Agreement will vest in the Participant according to the vesting schedule set forth on the first page of this Award Agreement, subject to the Participant’s continuing to be a Service Provider through each such date.
     3. Forfeiture upon Termination of Continuous Service. Notwithstanding any contrary provision of this Award Agreement, if the Participant ceases to be a Service Provider for any or no reason, the then-unvested Restricted Stock Units (after taking into account any accelerated vesting that may occur as the result of any such termination) awarded by this Award Agreement will thereupon be forfeited at no cost to the Company and the Participant will have no further rights thereunder.
     4. Payment after Vesting. Any Restricted Stock Units that vest in accordance with paragraph 3 will be paid to the Participant (or in the event of the Participant’s death, to his or her estate) in whole Shares as soon as administratively practicable after vesting, subject to paragraph 7, but in each such case no later than the date that is two-and-one-half months from the end of the Company’s tax year that includes the vesting date. Notwithstanding anything in the Plan or this Award Agreement to the contrary, if the vesting of the balance, or some lesser portion of the balance, of the Restricted Stock Units is accelerated in connection with the Participant ceasing to be a Service Provider (provided that such cessation is a “separation from service” within the meaning of Section 409A, as determined by the Company), other than due to death, and if (x) the Participant is a “specified employee” within the meaning of Section 409A at the time of such cessation and (y) the payment of such accelerated Restricted Stock Units will result in the

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imposition of additional tax under Section 409A if paid to the Participant on or within the six (6) month period following the Participant ceasing to be a Service Provider, then the payment of such accelerated Restricted Stock Units will not be made until the date six (6) months and one (1) day following the date of such cessation, unless the Participant dies during such six (6) month period, in which case, the Restricted Stock Units will be paid to the Participant’s estate as soon as practicable following his or her death, subject to paragraph 7. It is the intent of this Award Agreement to comply with the requirements of Section 409A so that none of the Restricted Stock Units provided under this Award Agreement or Shares issuable thereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities herein will be interpreted to so comply. For purposes of this Award Agreement, “Section 409A” means Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), and any proposed, temporary or final Treasury Regulations and Internal Revenue Service guidance thereunder, as each may be amended from time to time.
     5. Payments after Death. Any distribution or delivery to be made to the Participant under this Award Agreement will, if the Participant is then deceased, be made to the Participant’s designated beneficiary, or if no beneficiary survives the Participant, the administrator or executor of the Participant’s estate. Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.
     6. Withholding of Taxes. Notwithstanding any contrary provision of this Award Agreement, no certificate representing the Shares will be issued to the Participant, unless and until satisfactory arrangements (as determined by the Administrator) will have been made by the Participant with respect to the payment of income, employment and other taxes which the Company determines must be withheld with respect to such shares so issuable. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit the Participant to satisfy such tax withholding obligation, in whole or in part (without limitation) by one or more of the following: (a) paying cash, (b) electing to have the Company withhold otherwise deliverable shares of Common Stock having a Fair Market Value equal to the minimum amount required to be withheld, (c) delivering to the Company already vested and owned shares of Common Stock having a Fair Market Value equal to the amount required to be withheld, or (d) selling a sufficient number of such shares of Common Stock otherwise deliverable to Participant through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. If the Participant fails to make satisfactory arrangements for the payment of any required tax withholding obligations hereunder at the time any applicable Shares otherwise are scheduled to vest pursuant to paragraph 3, the Participant will permanently forfeit such Shares and the Shares will be returned to the Company at no cost to the Company.
     7. Rights as Stockholder. Neither the Participant nor any person claiming under or through the Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares (which may be in book entry form) will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (including through electronic delivery to a brokerage account). After such issuance, recordation and delivery, the

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Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.
     8. No Effect on Employment or Service. Subject to the terms of any employment contract with the Participant, the Participant’s employment or other service with the Company and its Subsidiaries is on an at-will basis only. Accordingly, subject to the terms of any employment contract with the Participant, the terms of the Participant’s employment or service with the Company and its Subsidiaries will be determined from time to time by the Company or the Subsidiary employing the Participant (as the case may be), and the Company or the Subsidiary will have the right, which is hereby expressly reserved, to terminate or change the terms of the employment or service of the Participant at any time for any reason whatsoever, with or without good cause. The transactions contemplated hereunder and the vesting schedule set forth on the first page of this Award Agreement do not constitute an express or implied promise of continued employment for any period of time.
     9. Address for Notices. Any notice to be given to the Company under the terms of this Award Agreement will be addressed to Company at Atmel Corporation, Attention: Stock Administration Department, 2325 Orchard Parkway, San Jose, California 95131, or at such other address as the Company may hereafter designate in writing.
     10. Grant is Not Transferable. Except to the limited extent provided in paragraph 6, this Award and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this Award, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this Award and the rights and privileges conferred hereby immediately will become null and void.
     11. Restrictions on Sale of Securities. The Shares issued as payment for vested Restricted Stock Units under this Award Agreement will be registered under U.S. federal securities laws and will be freely tradable upon receipt. However, a Participant’s subsequent sale of the Shares may be subject to any market blackout-period that may be imposed by the Company and must comply with the Company’s insider trading policies, and any other applicable securities laws.
     12. Binding Agreement. Subject to the limitation on the transferability of this Award contained herein, this Award Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.
     13. Additional Conditions to Issuance of Stock. The Company will not be required to issue any certificate or certificates for Shares hereunder prior to fulfillment of all the following conditions: (a) the admission of such Shares to listing on all stock exchanges on which such class of stock is then listed; (b) the completion of any registration or other qualification of such Shares under any U.S. state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Administrator will, in its absolute discretion, deem necessary or advisable; (c) the obtaining of any approval or

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other clearance from any U.S. state or federal governmental agency, which the Administrator will, in its absolute discretion, determine to be necessary or advisable; and (d) the lapse of such reasonable period of time following the date of vesting of the Restricted Stock Units as the Administrator may establish from time to time for reasons of administrative convenience.
     14. Plan Governs. This Award Agreement is subject to all terms and provisions of the Plan. In the event of a conflict between one or more provisions of this Award Agreement and one or more provisions of the Plan, the provisions of the Plan will govern.
     15. Administrator Authority. The Administrator will have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Restricted Stock Units have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons. No member of the Board or its Committee administering the Plan will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement.
     16. Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Award Agreement.
     17. Agreement Severable. In the event that any provision in this Award Agreement will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Award Agreement.
     18. Modifications to the Award Agreement. This Award Agreement constitutes the entire understanding of the parties on the subjects covered. The Participant expressly warrants that he or she is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Award Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of the Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A prior to the actual payment of Shares pursuant to this Award of Restricted Stock Units.
     19. Amendment, Suspension or Termination of the Plan. By accepting this Restricted Stock Unit award, the Participant expressly warrants that he or she has received a right to receive stock under the Plan, and has received, read and understood a description of the Plan. The Participant understands that the Plan is discretionary in nature and may be amended, suspended or terminated by the Company at any time.

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     20. Notice of Governing Law. This award of Restricted Stock Units shall be governed by the internal substantive laws, without regard to the choice of law rules, of the State of California.
     21. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to Restricted Stock Units awarded under the Plan or future Restricted Stock Units that may be awarded under the Plan by electronic means, or to request the Participant’s consent to participate in the Plan by electronic means. The Participant hereby consents to receive such documents by electronic delivery and if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

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ATMEL CORPORATION
2005 STOCK PLAN
(AS AMENDED AND RESTATED AUGUST 14, 2008)
NOTICE OF GRANT OF RESTRICTED STOCK UNITS
FOR NON-US EMPLOYEES
     Unless otherwise defined herein, the terms defined in the Atmel Corporation 2005 Stock Plan (the “Plan”) shall have the same defined meanings in this Notice of Grant of Restricted Stock Units (the “Notice of Grant”).
     Name:
     Address:
     You have been granted an Award of restricted stock units (“Restricted Stock Units”), subject to the terms and conditions of the Plan and this Notice of Grant and the Restricted Stock Unit Agreement, attached hereto as Exhibit A, including any country specific appendix thereto (together, the “Award Agreement”), as follows:
     Grant Number:
     Grant Date:
     Number of Restricted Stock Units:
     Vesting Commencement Date:
     Vesting Schedule: The Restricted Stock Units will vest according to the following schedule:
     The Restricted Stock Units will vest, in whole or in part, in accordance with the following schedule:
     [— of the Restricted Stock Units subject to this Award shall vest — after the Vesting Commencement Date, and — of the Restricted Stock Units subject to this Award will vest on the last day of each — thereafter, subject to the Participant continuing to be a Service Provider through each such dates.]
     Your signature below indicates your agreement and understanding that this Award is subject to and governed by the terms and conditions of the Plan and this Award Agreement. For example, important additional information on vesting and forfeiture of the Restricted Stock Units is contained in paragraphs 3 through 5 of Exhibit A. PLEASE BE SURE TO READ ALL OF EXHIBIT A AND THE APPENDIX, WHICH CONTAINS THE SPECIFIC TERMS AND CONDITIONS OF THIS AWARD AGREEMENT. You further represent that you have reviewed the Plan and this Award Agreement in their entirety, have had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understand all provisions of the Plan and Award Agreement. You hereby agree to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Award Agreement. You further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT:	ATMEL CORPORATION

Signature	By

Print Name	Title

DATED:

Residence Address

EXHIBIT A
ATMEL CORPORATION
2005 STOCK PLAN
(AS AMENDED AND RESTATED JULY ___, 2008)
RESTRICTED STOCK UNIT AGREEMENT
FOR NON-US EMPLOYEES
     1. Grant. The Company hereby grants to the Participant under the Plan an Award of Restricted Stock Units, subject to all of the terms and conditions in this Award Agreement, including any country-specific appendix thereto, and the Plan. When Shares are issued to the Participant in accordance with paragraph 5 for vested Restricted Stock Units, par value will be deemed paid by the Participant for each Restricted Stock Unit by services rendered by the Participant to the Company or its Subsidiary or Affiliate, and will be subject to the appropriate withholding for Tax-Related Items (as defined in paragraph 7).
     2. Company’s Obligation to Pay. Each Restricted Stock Unit has a value equal to the Fair Market Value of a Share on the date it vests. Unless and until the Restricted Stock Units will have vested in the manner set forth in paragraphs 3 and 4, the Participant will have no right to settlement of any such Restricted Stock Units. Prior to actual settlement of any vested Restricted Stock Units, such Restricted Stock Units will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company. Settlement of any vested Restricted Stock Units will be made in whole Shares only and not cash.
     3. Vesting Schedule. Subject to paragraph 4, the Restricted Stock Units awarded by this Award Agreement will vest in the Participant according to the vesting schedule set forth on the first page of this Award Agreement, subject to the Participant’s continuing to be an active Service Provider through each such date.
     4. Forfeiture upon Termination of Continuous Service. Notwithstanding any contrary provision of this Award Agreement, if the Participant ceases to be an active Service Provider for any or no reason, then the unvested Restricted Stock Units (after taking into account any accelerated vesting that may occur as the result of any such termination) awarded by this Award Agreement will thereupon be forfeited at no cost to the Company and the Participant will have no further rights thereunder.
     5. Payment after Vesting. Any Restricted Stock Units that vest in accordance with paragraph 3 will be paid to the Participant (or in the event of the Participant’s death, to his or her heirs) in whole Shares as soon as administratively practicable after vesting, subject to paragraph 7, but in each such case no later than the date that is two-and-one-half months from the end of the Company’s tax year that includes the vesting date.

Notwithstanding anything in the Plan or this Award Agreement to the contrary, if the vesting of the balance, or some lesser portion of the balance, of the Restricted Stock Units is accelerated in connection with the Participant ceasing to be a Service Provider (provided that such cessation is a “separation from service” within the meaning of Section 409A, as determined by the Company), other than due to death, and if (x) the Participant is a “specified employee” within the meaning of Section 409A at the time of such cessation and (y) the payment of such accelerated Restricted Stock Units will result in the imposition of additional tax under Section 409A if paid to the Participant on or within the six (6) month period following the Participant ceasing to be a Service Provider, then the payment of such accelerated Restricted Stock Units will not be made until the date six (6) months and one (1) day following the date of such cessation, unless the Participant dies during such six (6) month period, in which case, the Restricted Stock Units will be paid to the Participant’s heirs as soon as practicable following his or her death, subject to paragraph 7. It is the intent of this Award Agreement to comply with the requirements of Section 409A so that none of the Restricted Stock Units provided under this Award Agreement or Shares issuable thereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities herein will be interpreted to so comply. For purposes of this Award Agreement, “Section 409A” means Section 409A of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and any proposed, temporary or final Treasury Regulations and Internal Revenue Service guidance thereunder, as each may be amended from time to time.
     6. Payments after Death. Any distribution or delivery to be made to the Participant under this Award Agreement will, if the Participant is then deceased, be made to the Participant’s heirs. Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.
     7. Responsibility for Taxes. Notwithstanding any contrary provision of this Award Agreement, no certificate representing the Shares will be issued to the Participant, unless and until satisfactory arrangements (as determined by the Administrator) will have been made by the Participant with respect to the payment of any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”). The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may satisfy such withholding for Tax-Related Items, in whole or in part (without limitation) by one or more of the following:
          a) accepting cash from the Participant;
          b) withholding from Shares otherwise deliverable to the Participant upon vesting/settlement of the Restricted Stock Unit having a Fair Market Value equal to the minimum statutory withholding amount or such other amount as may be necessary to avoid adverse accounting treatment;
          c) accepting already vested and owned Shares of the Participant having a Fair Market Value equal to the amount required to be withheld;

          d) withholding from the Participant’s wages or other cash compensation paid to the Participant by the Company and/or the Participant’s employer (the “Employer”);
          e) withholding from proceeds of the sale of Shares acquired upon vesting/settlement of the Restricted Stock Units equal to the amount required to be withheld; or
          f) arranging for the sale of Shares issued upon vesting/settlement of the Restricted Stock Units (on the Participant’s behalf and at the Participant’s direction pursuant to this authorization) equal to amount required to be withheld.
If the obligation for Tax-Related Items is satisfied by withholding from Shares otherwise deliverable to the Participant, the Participant is deemed to have been issued the full number of Shares subject to the vested Restricted Stock Units, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items due as a result of any aspect of the Restricted Stock Units. The Participant acknowledges that the ultimate liability for all Tax-Related Items legally due by the Participant is and remains the Participant’s. Further, if the Participant has relocated to a different jurisdiction between the Grant Date and the date of any taxable event, the Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
Finally, the Participant shall pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of participation in the Plan that cannot be satisfied by the means previously described. The Participant will permanently forfeit the Restricted Stock Units and the Company may refuse to deliver the Shares if the Participant fails to comply with his or her obligations in connection with the Tax-Related Items as described in this paragraph.
     8. Rights as Stockholder. Neither the Participant nor any person claiming through the Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares (which may be in book entry form) will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (including through electronic delivery to a brokerage account). After such issuance, recordation and delivery, the Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.
     9. Nature of Grant. In accepting the Award, the Participant acknowledges that:
          a) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Award Agreement;
          b) the grant of the Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future Awards of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been granted repeatedly in the past;
          c) all decisions with respect to future Restricted Stock Unit Awards, if any, will be at the sole discretion of the Company;
          d) the Participant’s participation in the Plan and the vesting schedule set forth on the first page of this Award Agreement shall not create a right to further employment with the Employer and shall not interfere with the ability of the Employer to terminate any employment relationship at any time;
          e) the Participant is voluntarily participating in the Plan;
          f) the Restricted Stock Units and the Shares subject to the Restricted Stock Units are an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company or the Employer, and which is outside the scope of the employment contract, if any;
          g) the Restricted Stock Units and the Shares subject to the Restricted Stock Units are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company or the Employer;
          h) in the event that the Participant is not an employee of the Company, the Restricted Stock Units Award and the Participant’s participation in the Plan will not be interpreted to form an employment contract or relationship with the Company; and furthermore, the Restricted Stock Units Award will not be interpreted to form an employment contract with any Subsidiary or Affiliate of the Company;
          i) the future value of the underlying Shares is unknown and cannot be predicted with certainty;
          j) the value of the Shares acquired upon vesting or settlement of the Restricted Stock Units may increase or decrease in value;

          k) in consideration of the Award of the Restricted Stock Units, no claim or entitlement to compensation or damages shall arise from termination of the Restricted Stock Units or diminution in value of the Restricted Stock Units or Shares subject to the Restricted Stock Units resulting from termination of the Participant’s employment by the Company or the Employer (for any reason whatsoever and whether or not in breach of local labor laws) and the Participant irrevocably releases the Company and the Employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Award Agreement, the Participant shall be deemed irrevocably to have waived any entitlement to pursue such claim;
          l) in the event of termination of the Participant’s status as a Service Provider (whether or not in breach of local labor laws), the Participant’s right to vest in the Restricted Stock Units under the Plan, if any, will terminate effective as of the date that the Participant is no longer actively providing service and will not be extended by any notice period mandated under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); the Administrator shall have the exclusive discretion to determine when the Participant is no longer actively providing service as a Service Provider for purposes of the Restricted Stock Units Award;
          m) the Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding participation in the Plan, or the acquisition or sale of the underlying Shares; and
          n) the Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding participation in the Plan before taking any action related to the Plan.
          10. Address for Notices. Any notice to be given to the Company under the terms of this Award Agreement will be addressed to the Company at Atmel Corporation, Attention: Stock Administration Department, 2325 Orchard Parkway, San Jose, California 95131, U.S.A. or at such other address as the Company may hereafter designate in writing.
          11. Grant is Not Transferable. Except in the case of the Participant’s death, as provided in paragraph 6, this Award and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this Award, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this Award and the rights and privileges conferred hereby immediately will become null and void.
          12. Restrictions on Sale of Securities. The Shares issued as payment for vested Restricted Stock Units under this Award Agreement will be registered under U.S. federal securities laws and will be freely tradable upon receipt. However, a Participant’s subsequent sale of the Shares may be subject to any market blackout-period that may be imposed by the Company and must comply with the Company’s insider trading policies, and any other applicable securities laws. Further, the subsequent sale of Shares may be subject to additional terms and conditions for the Participant’s country of residence, as set forth in any country-specific appendix to the Award Agreement.
     13. Data Privacy. The Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of his or her personal data as described in this Award Agreement and any other Restricted Stock Units Award materials by and among, as applicable, the Employer, the Company and its Subsidiaries and Affiliates for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan.
     The Participant understands that the Company and the Employer may hold certain personal information about the Participant, including, but not limited to, the Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Restricted Stock Units or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Participant’s favor, for the exclusive purpose of implementing, administering and managing the Plan (“Data”).
     The Participant understands that Data will be transferred to E*Trade or such other stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. The Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than the Participant’s country. The Participant understands that the Participant may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Participant authorizes the Company, E*Trade and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing the Participant’s participation in the Plan.
     The Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing my local human resources representative. The Participant understands, however, that refusing or withdrawing his or her consent may affect the Participant’s ability to participate in the Plan. For more information on the consequences of refusal to consent or withdrawal of consent, the Participant understands that he or she may contact his or her local human resources representative.
     14. Binding Agreement. Subject to the limitation on the transferability of this Award contained herein, this Award Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.
     15. Additional Conditions to Issuance of Stock. The Company will not be required to issue any certificate or certificates for Shares hereunder prior to fulfillment of all the following conditions: (a) the admission of such Shares to listing on all stock exchanges on which such class of stock is then listed; (b) the completion of any registration or other qualification of such Shares under any U.S. state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Administrator will, in its absolute discretion, deem necessary or advisable; (c) the obtaining of any approval or other clearance from any U.S. state or federal governmental agency or any other governmental regulatory body, which the Administrator will, in its absolute discretion, determine to be necessary or advisable; and (d) the lapse of such reasonable period of time following the date of vesting of the Restricted Stock Units as the Administrator may establish from time to time for reasons of administrative convenience.
     16. Plan Governs. This Award Agreement is subject to all terms and provisions of the Plan. In the event of a conflict between one or more provisions of this Award Agreement and one or more provisions of the Plan, the provisions of the Plan will govern.
     17. Administrator Authority. The Administrator will have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Restricted Stock Units have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons. No member of the Board or its Committee administering the Plan will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement.
     18. Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Award Agreement.
     19. Agreement Severable. In the event that any provisions of this Award Agreement will be held invalid or unenforceable, such provision will be severable from,

and such invalidity or unenforceability will not be construed to have any effect on the remaining provisions of this Award Agreement.
     20. Modifications to the Award Agreement. This Award Agreement constitutes the entire understanding of the parties on the subjects covered. The Participant expressly warrants that he or she is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Award Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of the Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A prior to the actual payment of Shares pursuant to this Award of Restricted Stock Units.
     21. Acknowledgment of the Plan. By accepting this Restricted Stock Units Award, the Participant expressly warrants that he or she has received Restricted Stock Units under the Plan, and has received, read and understood a description of the Plan.
     22. Notice of Governing Law and Venue. This Award of Restricted Stock Units shall be governed by the internal substantive laws, without regard to the choice of law rules, of the State of California.
     For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this Award or the Award Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of Santa Clara, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this Award is made and/or to be performed.
     23. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to Restricted Stock Units awarded under the Plan or future Restricted Stock Units that may be awarded under the Plan by electronic means, or to request the Participant’s consent to participate in the Plan by electronic means. The Participant hereby consents to receive such documents by electronic delivery and if requested, to agree to participate in the Plan through an on- line or electronic system established and maintained by the Company or another third party designated by the Company.
     24. Appendix. Notwithstanding any provisions in this Award Agreement, the Restricted Stock Units Award shall be subject to any special terms and conditions set forth in the appendix to this Award Agreement for the Participant’s country of residence, if any. Moreover, if the Participant relocates to one of the countries included in the appendix, the special terms and conditions for such country will apply to the Participant, to the extent the Administrator determines that the application of such terms and conditions is necessary or advisable in order to comply with local law or facilitate the administration of the Plan. The country-specific appendix constitutes part of this Award Agreement.
     In addition, the Company reserves the right to impose other requirements on the Restricted Stock Units and any Shares acquired under the Plan, to the extent consistent with the Plan and the Administrator determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require the Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

APPENDIX
ATMEL CORPORATION
2005 STOCK PLAN
COUNTRY-SPECIFIC PROVISIONS FOR RESTRICTED STOCK UNITS
FOR NON-US EMPLOYEES
This Appendix includes special terms and conditions applicable to the Participants in the countries below. These terms and conditions are in addition to those set forth in the Award Agreement or Exhibit A. Any capitalized term used in this Appendix without definition shall have the meaning ascribed to it in the Award Agreement, Exhibit A or the Plan, as applicable.
This Appendix also includes information relating to exchange control and other issues of which the Participant should be aware with respect to his or her participation in the Plan. The information is based on the laws in effect in the respective countries as of July 2008. Such laws are often complex and change frequently. As a result, the Company strongly recommends that the Participant not rely on the information herein as the only source of information relating to the consequences of participation in the Plan because the information may be out of date at the time the Restricted Stock Units vest or Shares acquired under the Plan are sold.
Finally, if the Participant is a citizen or resident of a country other than the one in which he or she is currently working, the information contained herein may not be applicable to the Participant.
CHINA
Exchange Control Information.
     The Participant understands and agrees to comply with exchange control laws in China and to immediately repatriate the proceeds from the sale of Shares and any dividend equivalents or dividends received in relation to the Shares to China. The Participant further understands that such repatriation of funds may need to be effected through a special foreign exchange control account established by the Company or its Subsidiary or Affiliate, and the Participant hereby consents and agrees that the proceeds from the sale of Shares and any dividend equivalents or dividends received may be transferred to such special account prior to being delivered to the Participant.
     Furthermore, to facilitate compliance with any applicable laws or regulations in China, Company reserves the right to (i) mandate the immediate sale of Shares to which Participant is entitled on any applicable vesting date, or (ii) mandate the sale of Shares in the event of a Participant ceases to be an active Service Provider. In either case, the proceeds of the sale of such Shares, less any Tax-Related Items and broker’s fees or commissions, will be remitted to Participant in accordance with applicable exchange control laws and regulations, as described above.
FINLAND
No country-specific terms apply.
FRANCE
     See French Award Agreement.
GERMANY
     This provision supplements paragraph 13 of Exhibit A:
Data Privacy: The Participant understands that Data will be held only as long as is necessary to implement, administer and manage the Participant’s participation in the Plan.
HONG KONG
     Issuance of Shares.
     This provision supplements paragraph 2 of Exhibit A:
     Notwithstanding any discretion in the Plan, the Award Agreement or Exhibit A, the Company will settle Restricted Stock Units in Shares only. In no event will the Award be paid to Participant in the form of cash.
     Securities Law Information. To facilitate compliance with securities laws in

Hong Kong, the Participant agrees not to sell the Shares issued in settlement of the Restricted Stock Units within six months of the grant date.
     WARNING: The Restricted Stock Units and the Shares to be issued upon vesting of the Restricted Stock Units are available only to eligible employees of the Company or a Subsidiary or Affiliate participating in the Plan; they are not a public offer of securities. The contents of the Award Agreement, Exhibit A, and this Appendix, have not been reviewed by any regulatory authority in Hong Kong and the Participant is advised to exercise caution in relation to the Award. If the Participant is in any doubt about any of the contents of the Plan or the Award Agreement (including Exhibit A and this Appendix), the Participant should obtain independent professional advice.
IRELAND
Issuance of Shares. This provision supplements paragraph 2 of Exhibit A for any Participant who is a director or shadow director1 of the Company’s Irish Subsidiary:
     Notwithstanding any discretion in the Plan, the Award Agreement, or Exhibit A, the Company will issue only newly-issued Shares in settlement of any Restricted Stock Units. In no event will treasury or reacquired Shares be issued to the Participant in settlement of the Award.
JAPAN
No country-specific terms apply.
KOREA
No country-specific terms apply.
MALAYSIA
No country-specific terms apply.

[1]	A shadow director is an individual who is not on the board of directors of the Irish Subsidiary but who has sufficient control so that the board of directors of the Irish Subsidiary acts in accordance with the directions or instructions of the individual.

NORWAY
No country-specific terms apply.
SINGAPORE
Securities Law Information.
This grant of Restricted Stock Units under the Plan is being made on a private basis and is, therefore, exempt from registration in Singapore.
TAIWAN
No country-specific terms apply.
UNITED KINGDOM
     Joint Election. As a condition of the Award, Participant agrees to accept any liability for secondary Class 1 National Insurance Contributions (the “Employer NICs”) which may be payable by the Company or the Employer with respect to the settlement of the Restricted Stock Unit and issuance of Shares, the assignment or release of the Restricted Stock Unit for consideration or the receipt of any other benefit in connection with the Restricted Stock Unit.
     Without limitation to the foregoing, Participant agrees to execute a joint election between the Company and/or the Employer and Participant (the “Joint Election”), the form of such Joint Election being formally approved by HM Revenue & Customs (“HMRC”), and any other consent or election required to accomplish the transfer of the Employer NICs to Participant. Participant further agrees to execute such other joint elections as may be required between Participant and any successor to the Company and/or the Employer. Failure by a Participant to enter into a Joint Election shall be grounds for the forfeiture and cancellation of the Restricted Stock Unit. The Participant further agrees that the Company and/or the Employer may collect the Employer NICs from Participant by any of the means set forth in paragraph 7 of Exhibit A.
     Responsibility for Taxes. This provision supplements paragraph 7 of Exhibit A:
     The Participant shall pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to account to HMRC with respect to the event giving rise to the Tax-Related Items (the “Chargeable Event”) that cannot be satisfied by the means described in paragraph 7 of Exhibit A. If payment or withholding is not made within ninety (90) days of the Chargeable Event or such other period as required under U.K. law (the “Due Date”), the Participant agrees that the amount of any uncollected Tax-Related Items shall (assuming the Participant is not a director or executive officer of the Company (within the meaning of Section 13(k) of the U.S. Securities and Exchange Act of 1934, as amended)) constitute a loan owed by the Participant to the Employer, effective on the Due Date. The Participant agrees that the loan will bear interest at the then-current HMRC Official Rate and it will be immediately due and repayable, and the Company and/or the Employer may recover it at any time thereafter by any of the means referred to in paragraph 7 of Exhibit A. If the Participant fails to comply with the Participant’s obligations in connection with the Tax-Related Items as described in this section, the Company may refuse to deliver the Shares acquired under the Plan.
     Notwithstanding the foregoing, if the Participant is a director or executive officer of the Company (within the meaning of Section 13(k) of the U.S. Securities and Exchange Act of 1934, as amended), the Participant will not be eligible for such a loan to cover the Tax-Related Items. In the event that the Participant is a director or executive officer and the Tax-Related Items are not collected from or paid by the Participant by the Due Date, the amount of any uncollected Tax-Related Items will constitute a benefit to the Participant on which additional income tax and National Insurance Contributions (including the Employer NICs) will be payable. The Participant will be responsible for reporting and paying any income tax and National Insurance Contributions (including the Employer NICs) due on this additional benefit directly to HMRC under the self-assessment regime.

ATMEL CORPORATION
2005 STOCK PLAN
(AS AMENDED AND RESTATED AUGUST 14, 2008)
NOTICE OF GRANT OF STOCK APPRECIATION RIGHT
       Unless otherwise defined herein, the terms defined in the Atmel Corporation 2005 Stock Plan (the “Plan”) shall have the same defined meanings in this Notice of Grant of Stock Appreciation Right (the “Notice of Grant”).
       Name:
       Address:
       You have been granted a Stock Appreciation Right subject to the terms and conditions of the Plan and this Notice of Grant and the Stock Appreciation Right Agreement, attached hereto as Exhibit A (together, the “Award Agreement”), as follows:

Grant Number

Grant Date

Vesting Commencement Date

Exercise Price per Share	$

Total Number of Shares Granted

Term/Expiration Date:

Vesting Schedule:
       This Stock Appreciation Right shall vest, in whole or in part, in accordance with the following schedule:
       [— of the Shares subject to the Stock Appreciation Right shall vest — months after the Vesting Commencement Date, and — of the Shares subject to the Stock Appreciation Right will vest on the last day of each — thereafter, subject to the Participant continuing to be a Service Provider through each such dates.]
       Termination Period:
       This Stock Appreciation Right shall be exercisable for ninety (90) days after Participant ceases to be a Service Provider to the extent it has vested as of the date of such termination, unless such termination is due to Participant’s death, Disability or Retirement. If Participant ceases to be a Service Provider due to Participant’s death or Disability, this Stock Appreciation Right shall be exercisable for one (1) year after Participant ceases to be Service Provider to the extent it has vested as of the date of such termination. Notwithstanding the foregoing, in no event may this Stock Appreciation Right be exercised after the Term/Expiration Date as provided above and may be subject to earlier termination as provided in Section 16(c) of the Plan.
     By Participant’s signature and the signature of the Company’s representative below, Participant and the Company agree that this Stock Appreciation Right is granted under and governed by the terms and conditions of the Plan and this Award Agreement. Participant has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of the Plan and Award Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Award Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT:	ATMEL CORPORATION

Signature	By

Print Name	Title

DATED:

Residence Address

2

EXHIBIT A
ATMEL CORPORATION
2005 STOCK PLAN
(AS AMENDED AND RESTATED AUGUST 14, 2008)
STOCK APPRECIATION RIGHT AGREEMENT
     1) Grant of Stock Appreciation Right. The Administrator hereby grants to the Participant (the “Participant”) named in the Notice of Grant attached to (and part of) this Stock Appreciation Right Agreement, a Stock Appreciation Right (the “Stock Appreciation Right”) to purchase the number of Shares as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the “Exercise Price”), subject to the terms and conditions of the Plan which is incorporated herein by reference. Subject to Section 18(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Award Agreement, the terms and conditions of the Plan shall prevail. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Award Agreement.
     2) Exercise of Stock Appreciation Right. This Stock Appreciation Right is exercisable in a manner and pursuant to such procedures as the Administrator may determine, which shall state the election to exercise the Stock Appreciation Right and the number of Shares in respect of which the Stock Appreciation Right is being exercised (the “Exercised Shares”) and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan (the “Exercise Notice”). The Exercise Notice will be completed by Participant and delivered to the Secretary of the Company in such form and manner as the Administrator may determine. This Stock Appreciation Right shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice together with any applicable withholding taxes.
     Upon exercising the Stock Appreciation Right, the Participant shall receive from the Company, for each Share exercised, an amount equal to (i) the Fair Market Value of the Common Stock as of the date of such exercise, minus (ii) the Exercise Price set forth in the Notice of Grant. Until Shares are issued in respect of the exercise of this Stock Appreciation Right in accordance with Plan Section 13, the Participant shall not have any of the rights or privileges of a stockholder of the Company in respect of any of the Shares covered by this Stock Appreciation Right.
     The Company’s obligation arising upon the exercise of this Stock Appreciation Right shall be paid 100% in Shares. Shares withheld to satisfy withholding obligations shall also be valued at its Fair Market Value on the date of exercise. Any fractional Share due to a Participant upon exercise shall be rounded down to the nearest whole Share.
     3) Non-Transferability of Stock Appreciation Right. This Stock Appreciation Right may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant. The terms of the Plan and this Award Agreement will be binding upon the executors, administrators, heirs, successors and assigns of Participant.

     4) Withholding Taxes. Notwithstanding any contrary provision of this Award Agreement, no certificate representing the Shares shall be issued to Participant, unless and until satisfactory arrangements (as determined by the Administrator) shall have been made by Participant with respect to the payment of income, employment and other taxes which the Company determines must be withheld with respect to such Shares. Participant agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Participant) for the satisfaction of all Federal, state, and local income and employment tax withholding requirements applicable to the Option exercise. Participant acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.
     5) Rights as a Stockholder. Neither Participant nor any person claiming under or through Participant shall have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant. After such issuance, recordation and delivery, Participant shall have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.
     6) No Effect on Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE WITH PARTICIPANT’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE PARTICIPANT’S RELATIONSHIP A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.
     7) Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan, this Award Agreement and the Notice of Grant constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant. This Award Agreement is governed by the internal substantive laws, without regard to the choice of law rules, of the State of California.
     8) Address for Notices. Any notice to be given to the Company under the terms of this Award Agreement shall be addressed to Company at Atmel Corporation, Attention: Stock Administration Department, 2325 Orchard Parkway, San Jose, CA 95131, or at such other address as the Company may hereafter designate in writing.

2

     9) Binding Agreement. Subject to the limitation on the transferability of this grant contained herein, this Award Agreement shall be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.
     10) Additional Conditions to Issuance of Stock. The Company will not be required to issue any certificate or certificates for Shares hereunder prior to fulfillment of all the following conditions: (a) the admission of such Shares to listing on all stock exchanges on which such class of stock is then listed; (b) the completion of any registration or other qualification of such Shares under any U.S. state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Administrator will, in its absolute discretion, deem necessary or advisable; (c) the obtaining of any approval or other clearance from any U.S. state or federal governmental agency, which the Administrator will, in its absolute discretion, determine to be necessary or advisable; and (d) the lapse of such reasonable period of time following the date of exercise as the Administrator may establish from time to time for reasons of administrative convenience.
     11) Administrator Authority. The Administrator shall have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Shares subject to the Stock Appreciation Right have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon Participant, the Company and all other interested persons. The Administrator shall not be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement.
     12) Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to Stock Appreciation Rights awarded under the Plan or future Stock Appreciation Rights that may be awarded under the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or another third party designated by the Company.
     13) Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Award Agreement.
     14) Agreement Severable. In the event that any provision in this Award Agreement shall be held invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Award Agreement.
     15) Amendment, Suspension or Termination of the Plan. Participant understands that the Plan is discretionary in nature and may be amended, suspended or terminated by the Company at any time.

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ATMEL CORPORATION
2005 STOCK PLAN
(AS AMENDED AND RESTATED AUGUST 14, 2008)
NOTICE OF GRANT OF STOCK PURCHASE RIGHT
     Unless otherwise defined herein, the terms defined in the Atmel Corporation 2005 Stock Plan (the “Plan”) shall have the same defined meanings in this Notice of Grant of Stock Purchase Right (the “Notice of Grant”).
     Name:
     Address:
     You have been granted the right to purchase Common Stock of the Company, subject to the Company’s Repurchase Option and your ongoing status as a Service Provider (as described in the Plan and the attached Restricted Stock Purchase Agreement), as follows:

Grant Number

Grant Date

Price Per Share	$

Total Number of Shares Subject
to This Stock Purchase Right

Expiration Date:

     YOU MUST EXERCISE THIS STOCK PURCHASE RIGHT BEFORE THE EXPIRATION DATE OR IT WILL TERMINATE AND YOU WILL HAVE NO FURTHER RIGHT TO PURCHASE THE SHARES. By your signature and the signature of the Company’s representative below, you and the Company agree that this Stock Purchase Right is granted under and governed by the terms and conditions of the 2005 Stock Plan and this Notice of Grant and the Restricted Stock Purchase Agreement, attached hereto as Exhibit A-1 (together, the “Agreement”). You further represent that you are familiar with the terms and provisions of the Plan, and hereby accept this Agreement subject to all of the terms and provisions thereof. You have reviewed the Plan and this Agreement in their entirety, have had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understand all provisions of this Agreement. You agree to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement. You further agree to notify the Company upon any change in the residence indicated in the Notice of Grant.

PURCHASER:	ATMEL CORPORATION

Signature	By

Print Name	Title

DATED:

Residence Address

EXHIBIT A-1
2005 STOCK PLAN
(AS AMENDED AND RESTATED AUGUST 14, 2008)
RESTRICTED STOCK PURCHASE AGREEMENT
     Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Restricted Stock Purchase Agreement.
     WHEREAS the Purchaser named in the Notice of Grant, (the “Purchaser”) is a Service Provider, and the Purchaser’s continued participation is considered by the Company to be important for the Company’s continued growth; and
     WHEREAS in order to give the Purchaser an opportunity to acquire an equity interest in the Company as an incentive for the Purchaser to participate in the affairs of the Company, the Administrator has granted to the Purchaser a Stock Purchase Right subject to the terms and conditions of the Plan and the Notice of Grant, which are incorporated herein by reference, and pursuant to this Restricted Stock Purchase Agreement.
     NOW THEREFORE, the parties agree as follows:
     1. Sale of Stock. The Company hereby agrees to sell to the Purchaser and the Purchaser hereby agrees to purchase shares of the Company’s Common Stock (the “Shares”), at the per Share purchase price and as otherwise described in the Notice of Grant.
     2. Payment of Purchase Price. The purchase price for the Shares may be paid by delivery to the Company at the time of execution of this Agreement of cash, a check, or some combination thereof, together with any and all withholding taxes due in connection with the purchase of the Shares.
     3. Repurchase Option.
          (a) In the event the Purchaser ceases to be a Service Provider for any or no reason (including death or Disability) before all of the Shares are released from the Company’s Repurchase Option (see Section 4), the Company shall, upon the date of such termination (as reasonably fixed and determined by the Company) have an irrevocable, exclusive option (the “Repurchase Option”) for a period of sixty (60) days from such date to repurchase up to that number of shares which constitute the Unreleased Shares (as defined in Section 4) at the original purchase price per share (the “Repurchase Price”). The Repurchase Option shall be exercised by the Company by delivering written notice to the Purchaser or the Purchaser’s executor (with a copy to the Escrow Holder) AND, at the Company’s option, (i) by delivering to the Purchaser or the Purchaser’s executor a check in the amount of the aggregate Repurchase Price, or (ii) by canceling an amount of the Purchaser’s indebtedness to the Company equal to the aggregate Repurchase Price, or (iii) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals the aggregate Repurchase Price. Upon delivery of such notice and the payment of the aggregate

Repurchase Price, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being repurchased by the Company.
          (b) Whenever the Company shall have the right to repurchase Shares hereunder, the Company may designate and assign one or more employees, officers, directors or shareholders of the Company or other persons or organizations to exercise all or a part of the Company’s purchase rights under this Agreement and purchase all or a part of such Shares. If the Fair Market Value of the Shares to be repurchased on the date of such designation or assignment (the “Repurchase FMV”) exceeds the aggregate Repurchase Price of such Shares, then each such designee or assignee shall pay the Company cash equal to the difference between the Repurchase FMV and the aggregate Repurchase Price of such Shares.
     4. Release of Shares From Repurchase Option.
          (a)                                          percent (____%) of the Shares shall be released from the Company’s Repurchase Option [___[months/years]] after the Grant Date and                                          percent (___%) of the Shares [at the end of each month thereafter], provided that the Purchaser does not cease to be a Service Provider prior to the date of any such release.
          (b) Any of the Shares that have not yet been released from the Repurchase Option are referred to herein as “Unreleased Shares.”
          (c) The Shares that have been released from the Repurchase Option shall be delivered to the Purchaser at the Purchaser’s request (see Section 6).
     5. Restriction on Transfer. Except for the escrow described in Section 6 or the transfer of the Shares to the Company or its assignees contemplated by this Agreement, none of the Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way until such Shares are released from the Company’s Repurchase Option in accordance with the provisions of this Agreement, other than by will or the laws of descent and distribution.
     6. Escrow of Shares.
          (a) To ensure the availability for delivery of the Purchaser’s Unreleased Shares upon repurchase by the Company pursuant to the Repurchase Option, the Purchaser shall, upon execution of this Agreement, deliver and deposit with an escrow holder designated by the Company (the “Escrow Holder”) the share certificates representing the Unreleased Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit A-2. The Unreleased Shares and stock assignment shall be held by the Escrow Holder, pursuant to the Joint Escrow Instructions of the Company and Purchaser attached hereto as Exhibit A-3, until such time as the Company’s Repurchase Option expires.
          (b) The Escrow Holder shall not be liable for any act it may do or omit to do with respect to holding the Unreleased Shares in escrow while acting in good faith and in the exercise of its judgment.

          (c) If the Company or any assignee exercises the Repurchase Option hereunder, the Escrow Holder, upon receipt of written notice of such exercise from the proposed transferee, shall take all steps necessary to accomplish such transfer. The Purchaser hereby appoints the Escrow Holder with full power of substitution, as the Purchaser’s true and lawful attorney-in-fact with irrevocable power and authority in the name and on behalf of the Purchaser to take any action and execute all documents and instruments, including, without limitation, stock powers which may be necessary to transfer the certificate or certificates evidencing such Unreleased Shares to the Company upon such termination.
          (d) When the Repurchase Option has been exercised or expires unexercised or a portion of the Shares has been released from the Repurchase Option, upon request the Escrow Holder shall promptly cause a new certificate to be issued for the released Shares and shall deliver the certificate to the Company or the Purchaser, as the case may be.
          (e) Subject to the terms hereof, the Purchaser shall have all the rights of a shareholder with respect to the Shares while they are held in escrow, including without limitation, the right to vote the Shares and to receive any cash dividends declared thereon. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, share combination, or other change in the corporate structure of the Company affecting the Common Stock, the Shares shall be increased, reduced or otherwise appropriately changed, and by virtue of any such change the Purchaser shall in his or her capacity as owner of Unreleased Shares that have been awarded to him or her be entitled to new or additional or different shares of stock, cash or securities (other than rights or warrants to purchase securities); such new or additional or different shares, cash or securities shall thereupon be considered to be Unreleased Shares and shall be subject to all of the conditions and restrictions which were applicable to the Unreleased Shares pursuant to this Agreement. If the Purchaser receives rights or warrants with respect to any Unreleased Shares, such rights or warrants may be held or exercised by the Purchaser, provided that until such exercise any such rights or warrants and after such exercise any shares or other securities acquired by the exercise of such rights or warrants shall be considered to be Unreleased Shares and shall be subject to all of the conditions and restrictions which were applicable to the Unreleased Shares pursuant to this Agreement. The Administrator in its absolute discretion at any time may accelerate the vesting of all or any portion of such new or additional shares of stock, cash or securities, rights or warrants to purchase securities or shares or other securities acquired by the exercise of such rights or warrants.
     7. Legends. The share certificate evidencing the Shares, if any, issued hereunder shall be endorsed with the following legend (in addition to any legend required under applicable state securities laws):
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF REPURCHASE AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.
     8. Adjustment for Stock Split. All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company after the date of this Agreement.
     9. Withholding of Taxes. The Purchaser agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining the Purchaser) for the satisfaction of all Federal, state, and local income and employment tax withholding requirements applicable to the purchase of Shares hereunder. The Purchaser acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of purchase.
     10. Tax Consequences. The Purchaser has reviewed with the Purchaser’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Purchaser understands that the Purchaser (and not the Company) shall be responsible for the Purchaser’s own tax liability that may arise as a result of the transactions contemplated by this Agreement.
     11. General Provisions.
          (a) This Agreement shall be governed by the internal substantive laws, without regard to the choice of law rules, of the State of California. This Agreement, subject to the terms and conditions of the Plan and the Notice of Grant, represents the entire agreement between the parties with respect to the purchase of the Shares by the Purchaser. Subject to Section 18(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan shall prevail. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement.
          (b) Any notice, demand or request required or permitted to be given by either the Company or the Purchaser pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid. Any notice to be given to the Company under the terms of this Agreement will be addressed to Company at Atmel Corporation, Attention: Stock Administration Department, 2325 Orchard Parkway, San Jose, California 95131, or such other address as the Company may hereafter designate in writing. Any notice to be given to the Purchaser will be sent to the Purchaser at the address set forth at the beginning of this Agreement or such other address as the Purchaser may request by notifying the Company in writing.
          Any notice to the Escrow Holder shall be sent to the Company’s address with a copy to the other party hereto.
          (c) The rights of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of the Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

          (d) Either party’s failure to enforce any provision of this Agreement shall not in any way be construed as a waiver of any such provision, nor prevent that party from thereafter enforcing any other provision of this Agreement. The rights granted both parties hereunder are cumulative and shall not constitute a waiver of either party’s right to assert any other legal remedy available to it.
          (e) The Purchaser agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.
          (f) PURCHASER ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO SECTION 4 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED OR PURCHASING SHARES HEREUNDER). PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH PURCHASER’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE PURCHASER’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.
          (g) The Administrator shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Shares of Restricted Stock have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon the Purchaser, the Company and all other interested persons. No member of the Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement.
          (h) The Company may, in its sole discretion, decide to deliver any documents related to Stock Purchase Rights granted under the Plan or future Stock Purchase Rights that may be granted under the Plan by electronic means or request the Purchaser’s consent to participate in the Plan by electronic means. The Purchaser hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or another third party designated by the Company.
          (i) Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.
          (j) In the event that any provision in this Agreement shall be held invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Agreement.
          (k) This Agreement constitutes the entire understanding of the parties on the subjects covered. The Purchaser expressly warrants that he or she is not accepting this Agreement in reliance on any promises, representations, or inducements other than those contained herein.

Modifications to this Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company.
          (l) The Purchaser understands that the Plan is discretionary in nature and may be amended, suspended or terminated by the Company at any time.

EXHIBIT A-2
ASSIGNMENT SEPARATE FROM CERTIFICATE
     FOR VALUE RECEIVED I,                                         , hereby sell, assign and transfer unto                                          (___) shares of the Common Stock of Atmel Corporation standing in my name of the books of said corporation represented by Certificate No. ___herewith and do hereby irrevocably constitute and appoint                                          to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.
     This Stock Assignment may be used only in accordance with the Restricted Stock Purchase Agreement (the “Agreement”) between                                           and the undersigned dated                     , 20___.
Dated:                                         , 20___

Signature
INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise the Repurchase Option, as set forth in the Agreement, without requiring additional signatures on the part of the Purchaser.

EXHIBIT A-3
JOINT ESCROW INSTRUCTIONS
                                        , 20___
Corporate Secretary
Atmel Corporation
2325 Orchard Parkway
San Jose, California 95131
Dear                     :
     As Escrow Agent for both Atmel Corporation, a Delaware corporation (the “Company”), and the undersigned purchaser of stock of the Company (the “Purchaser”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement (“Agreement”) between the Company and the undersigned, in accordance with the following instructions:
     1. In the event the Company and/or any assignee of the Company (referred to collectively as the “Company”) exercises the Company’s Repurchase Option set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.
     2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company’s Repurchase Option.
     3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as Purchaser’s attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a shareholder of the Company while the stock is held by you.
     4. Upon written request of the Purchaser, but no more than once per calendar year, unless the Company’s Repurchase Option has been exercised, you shall deliver to Purchaser a certificate or certificates representing so many shares of stock as are not then subject to the

Company’s Repurchase Option. Within 90 days after Purchaser ceases to be a Service Provider, you shall deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company’s Repurchase Option.
     5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.
     6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.
     7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.
     8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.
     9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.
     10. You shall not be liable for the outlawing of any rights under the statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.
     11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefore.
     12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.
     13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

     14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.
     15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten days’ advance written notice to each of the other parties hereto.

COMPANY:	Atmel Corporation

PURCHASER:

ESCROW AGENT:	Corporate Secretary,
Atmel Corporation
     16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.
     17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

     18. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the internal substantive laws, but not the choice of law rules, of California.

Very truly yours,
Atmel Corporation

By

Title

PURCHASER:

Signature

Print Name

ESCROW AGENT:

Corporate Secretary